Exhibit 10.11

AGREEMENT TO CANCEL SHARES

This AGREEMENT TO CANCEL SHARES (“Agreement”) is entered into this June 22nd, 2006 by and between WT Holdings Corporation, a Delaware corporation (the “Company”), and Central Class Group Limited, a corporation organized and existing under the laws of the British Virgin Islands (the “Stockholder”).

WHEREAS, reference is made to that certain Agreement and Plan of Share Exchange (“Exchange Agreement”) dated June 22, 2006 by and among WT Holdings on the one hand, and Profits Dreams Development Ltd. (“PDD”) and its shareholders, and Forever Rise Holding Limited (“FRHL”) and its shareholders, on the other hand;

WHEREAS, the undersigned Stockholder is the controlling stockholder of the Company, as a holder of record of 53,749,773 of shares of common stock (the “Shares”);

WHEREAS, as a condition to the closing of the transactions under the Exchange Agreement, the Company agreed to take all necessary steps to cause an aggregate of 68,699,565 shares of common stock of WT, held by other shareholders of WT, to be cancelled on the date of closing such that WT shall have a total of 98,142,476 shares of common stock issued and outstanding at the time of the closing;

WHEREAS, the undersigned Stockholder is willing, in order to induce PDD, the PDD shareholders, FRHL, and the FRHL shareholders to enter into and consummate the Exchange Agreement, to forfeit and have the Company cancel an aggregate of 51,786,937 shares of common stock held by the undersigned Stockholder;

WHEREAS, the Company has secured agreements with other shareholders to cancel and forfeit an additional 16,912,626 shares of common stock in order to satisfy the conditions precedent to the closing of the share exchange transaction.

NOW THEREFORE, the undersigned Stockholder of the Company hereby agrees, represent and warrants as follows:

1. No Prior Transfers, Etc. The Shares have not, in whole or in part, been assigned, transferred, hypothecated, pledged or otherwise disposed of since the date of acquisition of the Shares by the undersigned.

2. Cancellation of Shares. The undersigned Stockholder agrees to irrevocably forfeit 51,786,939 shares of common stock of the Company, out of the Shares held by such Stockholder, which shares shall be cancelled on the books and records of the Company effective on the date of closing of the transactions under the Exchange Agreement.

3. Stock Power. In connection with the foregoing forfeiture and cancellation, the undersigned Stockholder shall deliver to the Company and/or its representatives, a duly executed stock power in the form attached as Exhibit A hereto, on the date of closing of the transactions under the Exchange Agreement. The Company agrees to cause its transfer agent to issue one or more new stock certificates representing remaining shares not cancelled pursuant to this Agreement.

4. Governing Law; Arbitration. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, USA. Any controversy, dispute or claim of any nature whatsoever arising out of, in connection with or in relation to this Agreement will be resolved by final binding arbitration in accordance with the American Arbitration Association (International) Rules by a retired judge at Judicial Arbitration and Mediation Service (JAMS) in Los Angeles, California and all parties hereto consent to such jurisdiction for such arbitration and enforcement of any awards by JAMS.

5. Notices. Any notices or other communications required or permitted hereunder shall be deemed duly and sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

If to the Company:

c/o WT Holdings Corporation

Room 402-404, 4/F, Allied Kajima Building

138 Gloucester Road

Wanchai, Hong Kong

Attn: Chief Executive Officer

Fax: 852-2527-0111

with a copies to:

Richardson & Patel LLP

10900 Wilshire Blvd., Suite 500

Los Angeles, California 90024

Attention: Kevin Leung, Esq.

Fax: +1 310-208-1154

If to the Stockholder:

Central Class Group Limited

Room 402-404, 4/F, Allied Kajima Building

138 Gloucester Road

Wanchai, Hong Kong

Attn: Chief Executive Officer

Fax: 852-2527-0111

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or faxed.

6. Attorneys’ Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

7. Entire Agreement. This Agreement, with all exhibits, schedules and attachments hereto and thereto, represents the entire agreement between the parties relating to the subject matter hereof. This Agreement, with all exhibits, schedules and attachments hereto and thereto, alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

8. Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the consummation of the transactions herein until the expiration of the applicable statute of limitations.

9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed one and the same instrument.

10. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. This Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

11. Incorporation of Recitals. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

12. Expenses. Each party hereto shall bear all of its/his respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions contemplated hereby and the preparation hereof.

13. Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

14. Assignment. This Agreement shall not be assigned by any party without the prior written consent of the other parties.

15. Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

16. Construction. The language of this Agreement shall not be construed for or against any party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

17. Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered the terms of this Agreement; (b) has been or has had the opportunity to be fully advised by legal counsel of the effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

18. Conflict of Terminology. References herein to any U.S. legal or generally accepted accounting terms for any action, remedy, method or judicial proceeding, legal or accounting document, legal or accounting status, court governmental or administrative authority or agency, accounting body, official or any legal or accounting concept practice or principle or thing shall in respect of any jurisdiction other than the U.S. be deemed to include what most approximates in that jurisdiction to the U.S. legal or accounting term concerned.

19. Facsimile Signatures. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement to Cancel Shares as of June 22, 2006.

STOCKHOLDER:

CENTRAL CLASS GROUP LIMITED

/s/ Siu Wa Wong
Siu Wa Wong Authorized Signatory

COMPANY:

WT HOLDINGS CORPORATION

/s/ Ke Huang
Ke Huang Chief Executive Officer

EXHIBIT A

IRREVOCABLE STOCK POWER

ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

For value received, Central Class Group Limited, a company organized and existing under the laws of the British Virgin Islands, hereby assigns to:

WT Holdings Corporation, a Delaware corporation (the “Company”)

all right, title and interest, in 51,756,937 shares of common stock of the Company, out of the 52,706,202 shares represented by Stock Certificate Number WT 0039, and does hereby irrevocably constitute and appoint the Secretary or Assistant Secretary of the Company to transfer the said shares on the share register of the within-named corporation with full power of substitution in the premises.

Executed this 22nd day of June, 2006.

Central Class Group Limited a British Virgin Islands corporation

Siu Wa Wong Authorized Signatory

SIGNATURE GUARANTEE:

(by bank, broker, corporate officer)

Name:

Title:

IRREVOCABLE STOCK POWER

ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

For value received, Central Class Group Limited, a company organized and existing under the laws of the British Virgin Islands, hereby assigns to:

WT Holdings Corporation, a Delaware corporation (the “Company”)

all right, title and interest, in the 10,000 shares of common stock of the Company represented by Stock Certificate Number WT 0040, and does hereby irrevocably constitute and appoint the Secretary or Assistant Secretary of the Company to transfer the said shares on the share register of the within-named corporation with full power of substitution in the premises.

Executed this 22nd day of June, 2006.

Central Class Group Limited a British Virgin Islands corporation

Siu Wa Wong Authorized Signatory

SIGNATURE GUARANTEE:

(by bank, broker, corporate officer)

Name:

Title:

IRREVOCABLE STOCK POWER

ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

For value received, Central Class Group Limited, a company organized and existing under the laws of the British Virgin Islands, hereby assigns to:

WT Holdings Corporation, a Delaware corporation (the “Company”)

all right, title and interest, in the 10,000 shares of common stock of the Company represented by Stock Certificate Number WT 0041, and does hereby irrevocably constitute and appoint the Secretary or Assistant Secretary of the Company to transfer the said shares on the share register of the within-named corporation with full power of substitution in the premises.

Executed this 22nd day of June, 2006.

Central Class Group Limited a British Virgin Islands corporation

Siu Wa Wong Authorized Signatory

SIGNATURE GUARANTEE:

(by bank, broker, corporate officer)

Name:

Title:

IRREVOCABLE STOCK POWER

ASSIGNMENT SEPARATE FROM STOCK CERTIFICATE

For value received, Central Class Group Limited, a company organized and existing under the laws of the British Virgin Islands, hereby assigns to:

WT Holdings Corporation, a Delaware corporation (the “Company”)

all right, title and interest, in the 10,000 shares of common stock of the Company represented by Stock Certificate Number WT 0042, and does hereby irrevocably constitute and appoint the Secretary or Assistant Secretary of the Company to transfer the said shares on the share register of the within-named corporation with full power of substitution in the premises.

Executed this 22nd day of June, 2006.

Central Class Group Limited a British Virgin Islands corporation

Siu Wa Wong Authorized Signatory

SIGNATURE GUARANTEE:

(by bank, broker, corporate officer)

Name:

Title: